[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) TOTAL
                     RETURN FUND

                     SEMIANNUAL REPORT o MARCH 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 36
Notes to Financial Statements ............................................. 43
Trustees and Officers ..................................................... 51

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

April 15, 2002

(1) Source: The Wall Street Journal Online, April 8, 2002.

(2) Source: Lipper Inc.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
    David M. Calabro

For the six months ended March 31, 2002, Class A shares of the fund provided a total return of 8.14%, Class B shares 7.72%, Class C shares 7.76%, and Class I shares 8.25%. These returns assume the reinvestment of any dividends and capital gains but exclude the effects of any sales charges and compare over the same period to returns of 10.97% and 0.14%, respectively, for the fund's benchmarks, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, and the Lehman Brothers Aggregate Bond Index, which is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
(FNMA). During the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.83%.

Q. AMID INCREASING EVIDENCE OF AN ECONOMIC RECOVERY, THE FUND'S BOND HOLDINGS DETRACTED FROM PERFORMANCE RELATIVE TO THE S&P 500. WHAT HAPPENED IN THE BOND MARKET DURING THE PERIOD?

A. Early in the period, falling interest rates translated into decent returns for most fixed-income securities, including those that are the main focus of the fund: high-quality corporate bonds, Treasuries, and agency bonds. Following the tragic events of September 11, the Federal Reserve Board (the
    Fed) stepped in again with four more interest rate cuts in an effort to steady the global financial markets and moderate the severity of the downturn. As a result, by December of 2001, short-term interest rates had fallen to levels not seen since the early 1960s. In response, bond yields moved lower and their prices higher. In the last three months of the period, however, interest rates and bond yields grew more volatile, based on changing sentiment about the strength of the economy and the future direction of interest rates. As bond yields started to rise in the first quarter of 2002, most of the gains from the fourth quarter of 2001 were erased, resulting in flat performance for the fund's fixed-income positions.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM ITS LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. It's impossible to know what stocks and sectors all of our competitors held, but our defensive holdings helped early in the period when the market headed south. We were rewarded for focusing on companies that continued to deliver stable earnings in a weak economy and had specific catalysts improving their prospects. Consumer staples stocks such as Procter & Gamble, Gillette, and Kellogg were good examples of companies that successfully navigated a challenging economic backdrop. Energy stocks such as ExxonMobil and Noble Drilling also performed well during the period. While our defensiveness paid off during the period, so did our decision to become more aggressive following the aftermath of September 11. Sensing eventual improvement in the economy, in light of aggressive rate cutting by the Fed, we wisely raised the portfolio's weighting in more cyclically oriented sectors such as basic materials. We added to several quality stocks, including industrial gases supplier Praxair, paper and packaging manufacturer International Paper, aluminum manufacturer Alcoa, and specialty chemical producer Akzo Nobel, that all advanced sharply from their post-September 11 lows.

Q. THE FUND MAINTAINED ITS SIGNIFICANT OVERWEIGHTING IN FINANCIAL SERVICES AND ENERGY STOCKS. WHERE DID YOU FIND OPPORTUNITIES IN THESE SECTORS?

A. We believe there are still significant opportunities in energy and insurance. In our view, energy stocks -- particularly those companies with natural gas operations -- have enjoyed a positive long-term growth story due to growing demand and constrained supply. A very warm winter and the economic downturn reduced demand and hurt stock prices. However, as investors focused on the long-term positive dynamics of supply and demand, both the price of natural gas and the price of the stocks rose. In insurance -- particularly the property and casualty area -- the key is pricing. These companies experienced significant short-term difficulties resulting from the sharp rise in claims in the wake of the September 11 tragedies. However, we think many of these companies should be able to raise prices aggressively and grow earnings strongly over the next few years.

    Also within the financial services sector we increased a number of holdings in the banking industry, and it remained one of our largest industry concentrations for the portfolio. In our view, a number of banks were reasonably valued and represented a diversified way to take part in a future rebound in the capital markets. In addition to attractive valuations, we have found banks with strong balance sheets and compelling dividend yields.

Q. DESPITE WEAK PERFORMANCE FROM THE UTILITIES & COMMUNICATIONS SECTOR, YOU MAINTAINED SIGNIFICANT EXPOSURE TO THESE STOCKS. WHAT'S YOUR VIEW ON THESE COMPANIES?

A. Utility stocks have been pounded by weak electricity prices and fallout from the Enron debacle. Consequently, while we've decreased our holdings in electric utility stocks because we think the industry has some hurdles to overcome, we feel there are a few diversified utility companies that are in excellent positions to take market share and to benefit from the difficulties companies such as Enron have experienced over the past year. In our view, these companies are entering a phase that ultimately may leave a much-changed, but potentially more profitable, environment for the winners.

Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO FOR WHAT LIES AHEAD?

A. It looks like there's some contradiction going on in the portfolio because we continued to buy defensive stocks in sectors such as health care, primarily because many of these stocks had been sold off so severely that we think a number of these businesses may be undervalued based on the stock prices. On the other hand, we continued to buy the cyclical stocks in sectors such as paper and chemicals because we think these stocks also look attractively valued, their long-term business prospects remained strong, and some of them have paid attractive dividends. So, while the types of businesses we're buying are very different, we're buying them for the same reasons. We also continued to like our energy holdings because we think oil and natural gas prices will remain near current levels, which could bode well for future earnings. Within financial services, we remain confident about our holdings in insurance stocks and think the business fundamentals for a number of banks continue to improve.

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager
    (On behalf of the MFS Total Return Team)

Note to Shareholders: Effective June 1, 2001, the Lehman Brothers Aggregate Bond Index replaced the Lehman Brothers Government Credit Index, an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specific maturity, liquidity, and quality requirements, which returned -0.41%.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   DAVID M. CALABRO, SENIOR VICE PRESIDENT; KENNETH J. ENRIGHT, SENIOR VICE
   PRESIDENT; DAVID S. KENNEDY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, SENIOR VICE PRESIDENT; AND LISA B. NURME*, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THE PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. ENRIGHT, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1986. MR. KENNEDY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE JUNE 2000. MR. MOKAS, THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

   *MS. NURME IS TAKING A SABBATICAL COMMENCING ON OR ABOUT MAY 28 AND
    ENDING ON OR ABOUT SEPTEMBER 3, 2002.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:                 SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                             ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 6, 1970

  CLASS INCEPTION:           CLASS A  OCTOBER 6, 1970
                             CLASS B  AUGUST 23, 1993
                             CLASS C  AUGUST 1, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $8.5 BILLION NET ASSETS AS OF MARCH 31, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +8.14%       +4.92%      +24.54%      +65.31%     +199.05%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --         +4.92%      + 7.59%      +10.58%     + 11.58%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --        - 0.06%      + 5.86%      + 9.50%     + 11.04%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +7.72%       +4.17%      +22.15%      +59.95%     +181.12%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --         +4.17%      + 6.90%      + 9.85%     + 10.89%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --        + 0.20%      + 6.02%      + 9.57%     + 10.89%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +7.76%       +4.22%      +22.14%      +60.04%     +184.49%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --         +4.22%      + 6.89%      + 9.86%     + 11.02%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --         +3.23%      + 6.89%      + 9.86%     + 11.02%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                                +8.25%       +5.22%      +25.77%      +68.13%     +204.47%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                  --         +5.22%      + 7.94%      +10.95%     + 11.78%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early which may lengthen the expected maturity. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2002

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                     23.0%
                UTILITIES & COMMUNICATIONS             15.1%
                ENERGY                                 13.7%
                BASIC MATERIALS                        10.6%
                LEISURE                                 7.7%

TOP 10 STOCK HOLDINGS

SEARS, ROEBUCK & CO.  2.5%               FLEETBOSTON FINANCIAL CORP.  1.8%
Retail chain                             Diversified financial services company

VIACOM, INC.  2.4%                       ALLSTATE CORP.  1.8%
Diversified entertainment company        Personal property and casualty
                                         insurance company
CITIGROUP, INC.  2.3%
Diversified financial services company   EXXONMOBIL CORP.  1.7%
                                         International oil and gas company
AKZO NOBEL N.V.  2.1%
Diversified Dutch chemical company       BANK OF AMERICA CORP.  1.7%
                                         Bank and financial holding company
DEVON ENERGY CORP.  2.0%
Oil and natural gas company              ALCOA, INC.  1.7%
                                         Aluminum manufacturer

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Total Return Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees.

                                                       NUMBER OF SHARES
                                                ------------------------------
                                                                      WITHHOLD
NOMINEE                                               FOR            AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                         341,899,187.169        6,075,195.522
John W. Ballen                            341,914,567.372        6,059,815.319
Lawrence H. Cohn                          341,824,189.244        6,150,193.447
J. David Gibbons                          341,732,550.841        6,241,831.850
William R. Gutow                          341,908,415.516        6,065,967.175
J. Atwood Ives                            341,877,784.905        6,096,597.786
Abby M. O'Neill                           341,811,229.428        6,163,153.263
Lawrence T. Perera                        341,885,777.945        6,088,604.746
William J. Poorvu                         341,895,916.822        6,078,465.869
Arnold D. Scott                           341,926,157.217        6,048,225.474
J. Dale Sherratt                          341,892,078.557        6,082,304.134
Elaine R. Smith                           341,879,618.222        6,094,764.469
Ward Smith                                341,847,087.147        6,127,295.544

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                             331,979,404.793
Against                                           8,796,131.424
Abstain                                          12,558,653.151
Broker Non-votes                                 41,929,995.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                             272,000,582.682
Against                                           7,972,222.721
Abstain                                          11,333,269.288
Broker Non-votes                                 56,668,308.000

RESULTS OF SHAREHOLDER MEETING (Unaudited) -- continued

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                             331,973,982.264
Against                                           5,809,535.508
Abstain                                          10,190,864.919

ITEM 5. To approve a new management fee.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                             257,208,388.039
Against                                          19,308,608.698
Abstain                                          14,789,077.954
Broker Non-votes                                 56,668,308.000

ITEM 6. To ratify the selection of Deloitte & Touche LLP as the independent public accountants for the fiscal year ending September 30, 2002.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                             324,643,862.931
Against                                           2,740,909.081
Abstain                                          20,589,610.679

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2002

Stocks - 53.4%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 48.8%
  Advertising & Broadcasting
    Lamar Advertising Co., "A"*                                        38,000       $    1,543,560
--------------------------------------------------------------------------------------------------
  Aerospace - 0.3%
    Northrop Grumman Corp.                                            174,000       $   19,670,700
    United Defense Industries, Inc.*                                   65,000            1,742,000
    United Technologies Corp.                                          94,396            7,004,183
                                                                                    --------------
                                                                                    $   28,416,883
--------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    American Axle & Manufacturing Holdings, Inc.*                     125,800       $    3,648,200
    Delphi Automotive Systems Corp.                                 2,486,185           39,754,098
    Visteon Corp.                                                     956,800           15,835,040
                                                                                    --------------
                                                                                    $   59,237,338
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.5%
    AmSouth Bancorp                                                    75,000       $    1,648,500
    Bank of America Corp.                                           1,219,100           82,923,182
    Comerica, Inc.                                                     50,000            3,128,500
    First Tennessee National Corp.                                     65,000            2,278,250
    FleetBoston Financial Corp.                                     2,573,700           90,079,500
    Huntington Bancshares, Inc.                                        85,000            1,674,500
    KeyCorp                                                            90,000            2,398,500
    Mellon Financial Corp.                                          1,613,800           62,276,542
    National City Corp.                                               424,500           13,057,620
    PNC Financial Services Group Co.                                  660,200           40,595,698
    SouthTrust Corp.                                                  702,800           18,553,920
    SunTrust Banks, Inc.                                              421,440           28,122,691
    U.S. Bancorp                                                      144,234            3,255,362
    Wachovia Corp.                                                    839,500           31,128,660
                                                                                    --------------
                                                                                    $  381,121,425
--------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Pharmacia Corp.                                                   155,834       $    7,024,997
--------------------------------------------------------------------------------------------------
  Building Products
    American Standard Cos., Inc.*                                      60,000       $    4,245,000
--------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Hewlett-Packard Co.                                                98,300       $    1,763,502
    International Business Machines Corp.                             268,100           27,882,400
    Motorola, Inc.                                                  1,857,200           26,372,240
    Sun Microsystems, Inc.*                                         1,315,300           11,600,946
                                                                                    --------------
                                                                                    $   67,619,088
--------------------------------------------------------------------------------------------------
  Business Services
    ARAMARK Corp.*                                                     70,000       $    1,848,000
    Manpower, Inc.                                                     43,000            1,671,840
                                                                                    --------------
                                                                                    $    3,519,840
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.7%
    Telephone & Data Systems, Inc.                                    665,460       $   58,726,845
--------------------------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                                    769,200       $   39,729,180
    Dow Chemical Co.                                                  157,300            5,146,856
    Georgia Gulf Corp.                                                515,500           13,841,175
    Lyondell Petrochemical Co.                                        130,000            2,159,300
    PPG Industries, Inc.                                              360,800           19,811,528
    Praxair, Inc.                                                     967,500           57,856,500
                                                                                    --------------
                                                                                    $  138,544,539
--------------------------------------------------------------------------------------------------
  Computer Software - 0.2%
    Oracle Corp.*                                                   1,128,100       $   14,439,680
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Ceridian Corp.*                                                    76,100       $    1,678,005
    Jack Henry & Associates, Inc.                                     120,000            2,661,600
                                                                                    --------------
                                                                                    $    4,339,605
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Loews Corp.*                                                      115,000       $    3,448,850
    Tyco International Ltd.                                           288,600            9,327,552
                                                                                    --------------
                                                                                    $   12,776,402
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.0%
    Fortune Brands, Inc.                                              410,200       $   20,251,574
    Gillette Co.                                                      948,600           32,261,886
    Kimberly-Clark Corp.                                              598,800           38,712,420
    Philip Morris Cos., Inc.                                          624,700           32,902,949
    Procter & Gamble Co.                                              548,500           49,414,365
                                                                                    --------------
                                                                                    $  173,543,194
--------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Owens-Illinois, Inc.*                                           1,848,300       $   31,421,100
--------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Analog Devices, Inc.*                                             242,300       $   10,913,192
    Atmel Corp.*                                                      225,000            2,281,500
    Fairchild Semiconductor International Co.*                        100,000            2,860,000
    General Motors Corp., "H"*                                        142,200            2,339,190
    Linear Technology Corp.                                            40,000            1,768,800
    Micron Technology, Inc.*                                           60,000            1,974,000
    Novellus Systems, Inc.*                                           100,000            5,414,000
    Tektronix, Inc.*                                                   80,000            1,892,800
    Texas Instruments, Inc.                                           563,800           18,661,780
                                                                                    --------------
                                                                                    $   48,105,262
--------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Dynegy, Inc.                                                       80,000       $    2,320,000
    Equitable Resources, Inc.                                          51,000            1,775,310
    TXU Corp.                                                         185,843           10,130,302
                                                                                    --------------
                                                                                    $   14,225,612
--------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Harrah's Entertainment, Inc.*                                     567,500       $   25,117,550
    Metro Goldwyn Mayer, Inc.*                                        104,100            1,730,142
    Viacom, Inc., "B"*                                              2,399,135          116,046,160
    Walt Disney Co.                                                   632,300           14,593,484
                                                                                    --------------
                                                                                    $  157,487,336
--------------------------------------------------------------------------------------------------
  Financial Institutions - 3.8%
    American Express Co.                                              637,100       $   26,095,616
    Citigroup, Inc.                                                 2,248,333          111,337,450
    Federal Home Loan Mortgage Corp.                                  908,665           57,582,101
    Federal National Mortgage Assn                                    303,800           24,267,544
    Goldman Sachs Group, Inc.                                         182,000           16,425,500
    Istar Financial, Inc.                                             100,000            2,890,000
    Lehman Brothers Holdings, Inc.                                     20,000            1,292,800
    Merrill Lynch & Co., Inc.                                         921,002           51,005,091
    Morgan Stanley Dean Witter & Co.                                  552,035           31,637,126
                                                                                    --------------
                                                                                    $  322,533,228
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Archer Daniels Midland Co.                                      2,041,085       $   28,432,314
    Kellogg Co.                                                     1,143,400           38,383,938
    McCormick & Co., Inc.                                              70,000            3,579,100
    PepsiCo, Inc.                                                     623,000           32,084,500
                                                                                    --------------
                                                                                    $  102,479,852
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Bowater, Inc.                                                     353,000       $   17,579,400
    International Paper Co.                                         1,268,400           54,553,884
                                                                                    --------------
                                                                                    $   72,133,284
--------------------------------------------------------------------------------------------------
  Healthcare - 0.1%
    HCA, Inc.                                                         289,700       $   12,769,976
--------------------------------------------------------------------------------------------------
  Industrial - 0.1%
    Pall Corp.                                                        150,000       $    3,073,500
    Rockwell International Corp.                                      125,000            2,507,500
                                                                                    --------------
                                                                                    $    5,581,000
--------------------------------------------------------------------------------------------------
  Insurance - 4.6%
    AFLAC, Inc.                                                       100,000       $    2,950,000
    Allstate Corp.                                                  2,373,900           89,662,203
    Arthur J. Gallagher & Co.                                         105,200            3,447,404
    Brown & Brown, Inc.                                                71,000            2,229,400
    Chubb Corp.                                                       593,100           43,355,610
    CIGNA Corp.                                                       474,600           48,119,694
    Hartford Financial Services Group, Inc.                           946,300           64,461,956
    MetLife, Inc.                                                   1,243,850           39,181,275
    Nationwide Financial Services, Inc., "A"                          511,600           21,896,480
    Principal Financial Group, Inc.*                                   30,000              759,000
    Safeco Corp.                                                      411,600           13,187,664
    The St. Paul Cos., Inc.                                         1,177,800           54,002,130
    Travelers Property Casualty Corp.*                                166,000            3,320,000
    UnumProvident Corp.                                               100,000            2,793,000
    Willis Group Holdings Ltd.*                                       125,000            3,087,500
                                                                                    --------------
                                                                                    $  392,453,316
--------------------------------------------------------------------------------------------------
  Internet - 0.2%
    Network Associates, Inc.*                                         130,000       $    3,146,000
    VeriSign, Inc.*                                                   518,200           13,991,400
                                                                                    --------------
                                                                                    $   17,137,400
--------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Caterpillar, Inc.                                                 146,500       $    8,328,525
    Danaher Corp.                                                     182,000           12,925,640
    Deere & Co.                                                     1,746,900           79,571,295
                                                                                    --------------
                                                                                    $  100,825,460
--------------------------------------------------------------------------------------------------
  Media - Cable - 0.4%
    Charter Communications, Inc.                                      812,162       $    9,169,309
    Comcast Corp., "A"*                                               892,700           28,387,860
                                                                                    --------------
                                                                                    $   37,557,169
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.4%
    Baxter International, Inc.                                         29,000       $    1,726,080
    Bristol-Myers Squibb Co.                                          589,150           23,854,684
    Eli Lilly & Co.                                                    22,200            1,691,640
    Merck & Co., Inc.                                               1,031,400           59,388,012
    Pfizer, Inc.                                                    1,401,800           55,707,532
    Schering Plough Corp.                                             596,500           18,670,450
    Wyeth Corp.*                                                      637,070           41,823,645
                                                                                    --------------
                                                                                    $  202,862,043
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Health Management Associates, Inc., "A"*                          110,000       $    2,280,300
    HealthSouth Corp.*                                                343,600            4,930,660
    Lincare Holdings, Inc.*                                            60,000            1,627,200
    Trigon Healthcare, Inc.*                                           30,000            2,214,600
    Wellpoint Health Networks, Inc.*                                   38,600            2,457,662
                                                                                    --------------
                                                                                    $   13,510,422
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.1%
    Alcoa, Inc.                                                     2,144,300       $   80,925,882
    Phelps Dodge Corp.                                                276,600           11,644,860
                                                                                    --------------
                                                                                    $   92,570,742
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline
    Kinder Morgan Management Corp., LLC                                44,935       $    1,512,512
--------------------------------------------------------------------------------------------------
  Oil Services - 2.5%
    BJ Services Co.*                                                  497,500       $   17,148,825
    Cooper Cameron Corp.*                                             486,150           24,847,126
    El Paso Corp.                                                     443,420           19,523,783
    GlobalSantaFe Corp.                                               118,425            3,872,498
    Kerr McGee Corp.                                                  318,900           20,042,865
    Noble Drilling Corp.*                                           1,608,200           66,563,398
    Schlumberger Ltd.                                                 707,000           41,585,740
    Transocean Sedco Forex, Inc.                                      718,700           23,882,401
                                                                                    --------------
                                                                                    $  217,466,636
--------------------------------------------------------------------------------------------------
  Oils - 4.2%
    Anadarko Petroleum Corp.                                          409,700       $   23,123,468
    Apache Corp.                                                    1,188,810           67,619,513
    Devon Energy Corp.                                              1,977,050           95,432,203
    ExxonMobil Corp.                                                1,917,348           84,037,363
    Occidental Petroleum Corp.                                      1,802,950           52,555,993
    Unocal Corp.                                                      941,100           36,655,845
                                                                                    --------------
                                                                                    $  359,424,385
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Abbott Laboratories, Inc.                                         696,200       $   36,620,120
--------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                                 527,300       $   16,435,941
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Gannett Co., Inc.                                                 593,400       $   45,157,740
    New York Times Co.                                                 75,000            3,589,500
    Tribune Co.                                                       723,800           32,903,948
                                                                                    --------------
                                                                                    $   81,651,188
--------------------------------------------------------------------------------------------------
  Railroad - 0.2%
    Burlington Northern Santa Fe Railway Co.                          652,300       $   19,686,414
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    CarrAmerica Realty Corp.                                          309,900       $    9,733,959
    Equity Office Properties Trust                                    516,900           15,501,831
    Equity Residential Properties Trust                               500,400           14,381,496
    Starwood Hotels & Resorts Co.                                      86,300            3,245,743
                                                                                    --------------
                                                                                    $   42,863,029
--------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    McDonald's Corp.                                                  252,200       $    6,998,550
    MGM Mirage, Inc.*                                                  70,400            2,550,592
                                                                                    --------------
                                                                                    $    9,549,142
--------------------------------------------------------------------------------------------------
  Retail - 1.6%
    BJ's Wholesale Club, Inc.*                                         58,000       $    2,592,600
    Circuit City Stores, Inc.                                          60,000            1,082,400
    Dollar Tree Stores, Inc.*                                          50,000            1,640,500
    Family Dollar Stores, Inc.                                         50,000            1,675,500
    Gap, Inc.                                                         218,100            3,280,224
    Lowe's Cos., Inc.                                                  36,000            1,565,640
    Sears, Roebuck & Co.                                            2,364,875          121,247,141
    Target Corp.                                                       50,000            2,156,000
    TJX Cos., Inc.                                                     39,100            1,564,391
                                                                                    --------------
                                                                                    $  136,804,396
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.3%
    Illinois Tool Works, Inc.                                          37,600       $    2,720,360
    Minnesota Mining & Manufacturing Co.                              176,100           20,253,261
    SPX Corp.*                                                         30,000            4,247,400
                                                                                    --------------
                                                                                    $   27,221,021
--------------------------------------------------------------------------------------------------
  Supermarket - 0.6%
    Kroger Co.*                                                     1,739,238       $   38,541,514
    Safeway, Inc.*                                                    346,500           15,599,430
                                                                                    --------------
                                                                                    $   54,140,944
--------------------------------------------------------------------------------------------------
  Telecommunications - 2.5%
    Advanced Fibre Communications, Inc.*                              857,230       $   16,450,244
    Amdocs Ltd.*                                                       75,000            1,998,750
    American Tower Corp., "A"*                                        209,730            1,134,639
    AT&T Corp.                                                      3,328,800           52,262,160
    AT&T Wireless Services, Inc.*                                   6,027,558           53,946,644
    BellSouth Corp.                                                 1,003,000           36,970,580
    CenturyTel, Inc.                                                  411,700           13,997,800
    EchoStar Communications Corp.*                                     48,270            1,367,006
    SBC Communications, Inc.                                          279,548           10,466,277
    Sprint Corp.                                                    1,385,199           21,179,693
    Sprint Corp. (FON Group)                                           80,000            1,116,000
    Western Wireless Corp.*                                            99,300              867,882
                                                                                    --------------
                                                                                    $  211,757,675
--------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    United Parcel Service, Inc.                                       400,900       $   24,374,720
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    Calpine Corp.*                                                  2,645,000       $   33,591,500
    Entergy Corp.                                                      50,000            2,170,500
    Exelon Corp.                                                      170,000            9,004,900
    FPL Group, Inc.                                                   299,300           17,823,315
    Mirant Corp.*                                                     150,000            2,167,500
    NiSource, Inc.                                                  2,678,075           61,461,821
    NSTAR Co.                                                         366,800           16,630,712
    Pinnacle West Capital Corp.                                       681,500           30,906,025
    PPL Corp.                                                          70,000            2,772,700
    Progress Energy, Inc.                                             133,200            6,665,328
    Public Service Enterprise Group, Inc.                              50,000            2,290,000
                                                                                    --------------
                                                                                    $  185,484,301
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Dominion Resources, Inc.                                          394,400       $   25,699,104
    National Fuel Gas Co.                                           1,728,600           42,091,410
    Nicor, Inc.                                                       232,100           10,572,155
    WGL Holdings, Inc.                                                636,700           17,101,762
    Williams Cos., Inc.                                               140,600            3,312,536
                                                                                    --------------
                                                                                    $   98,776,967
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.8%
    ALLTEL Corp.                                                       84,900       $    4,716,195
    Verizon Communications, Inc.                                    1,309,994           59,801,226
                                                                                    --------------
                                                                                    $   64,517,421
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $4,167,038,410
--------------------------------------------------------------------------------------------------

Foreign Stocks - 4.6%
  Bermuda - 0.1%
    Ace Ltd. (Insurance)                                              116,000       $    4,837,200
    Partnerre Ltd. (Insurance)                                         40,000            2,236,000
    XL Capital Ltd. (Insurance)                                        35,000            3,267,250
                                                                                    --------------
                                                                                    $   10,340,450
--------------------------------------------------------------------------------------------------
  Brazil - 0.1%
    Aracruz Celulose S.A. (Forest & Paper Products)                    81,265       $    1,678,122
    Companhia Vale Do Rio Doce (Metals & Minerals)*                    93,740            2,567,539
                                                                                    --------------
                                                                                    $    4,245,661
--------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Alcan, Inc. (Metals)                                              482,200       $   19,109,586
    Canadian National Railway Co. (Railroad)                          390,930           19,530,863
    Talisman Energy, Inc. (Oils)                                       60,000            2,504,400
                                                                                    --------------
                                                                                    $   41,144,849
--------------------------------------------------------------------------------------------------
  France - 0.2%
    Total Fina S.A., ADR (Oils)                                       168,400       $   12,899,440
--------------------------------------------------------------------------------------------------
  Ireland
    Jefferson Smurfit Group PLC, ADR (Containers)                     143,900       $    3,446,405
--------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Akzo Nobel N.V. (Chemicals)                                     2,204,770       $  102,848,293
    Royal Dutch Petroleum Co., ADR (Oils)                             538,700           29,262,184
                                                                                    --------------
                                                                                    $  132,110,477
--------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Nestle S.A. (Food & Beverage Products)*                            42,400       $    9,416,627
    Novartis AG (Medical & Health Products)                           645,700           25,364,047
    Syngenta AG (Chemicals)                                           481,600           29,385,035
                                                                                    --------------
                                                                                    $   64,165,709
--------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    BP Amoco PLC, ADR (Oils)                                          968,671       $   51,436,430
    CGNU PLC (Insurance)*                                             757,200            7,988,172
    Diageo PLC (Food & Beverage Products)*                          2,328,890           30,437,589
    GlaxoSmithKline PLC (Pharmaceuticals)                             356,200            8,387,799
    Reed International PLC (Publishing)                             2,534,400           24,572,020
                                                                                    --------------
                                                                                    $  122,822,010
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  391,175,001
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,971,507,222)                                      $4,558,213,411
--------------------------------------------------------------------------------------------------

Bonds - 40.1%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 39.2%
  Advertising & Broadcasting - 0.3%
    Clear Channel Communications, 7.25s, 2003                     $     5,012       $    5,159,453
    Clear Channel Communications, 7.875s, 2005                          3,143            3,288,804
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                       15,888           16,563,240
    Lamar Advertising Co., 5.25s, 2006                                    996            1,084,395
                                                                                    --------------
                                                                                    $   26,095,892
--------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.75s, 2031                           $    11,670       $   11,780,165
--------------------------------------------------------------------------------------------------
  Airlines
    Jet Equipment Trust, 11.44s, 2014##                           $     4,700       $    3,033,286
--------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Ford Motor Co., 7.45s, 2031                                   $    12,012       $   10,849,839
    TRW, Inc., 6.625s, 2004                                            11,500           11,543,044
    TRW, Inc., 7.75s, 2029                                              6,281            5,899,178
                                                                                    --------------
                                                                                    $   28,292,061
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.1%
    Bank of America Corp., 7.4s, 2011                             $    17,353       $   18,334,486
    Credit Suisse First Boston USA, 6.125s, 2011                        6,146            5,914,357
    Credit Suisse First Boston USA, 6.5s, 2012                         17,110           16,857,628
    Dime Bancorp, Inc., 9s, 2002                                        6,951            7,220,421
    Midamerican Funding LLC, 6.927s, 2029                              12,485           11,480,032
    Midland Cogeneration Venture Corp., 10.33s, 2002                    1,492            1,501,261
    Midland Funding Corp., 10.33s, 2002                                 2,620            2,635,702
    Natexis AMBS Co. LLC, 8.44s, 2049##                                 5,000            5,226,950
    Socgen Real Estate Co., 7.64s, 2049##                              25,025           25,549,023
                                                                                    --------------
                                                                                    $   94,719,860
--------------------------------------------------------------------------------------------------
  Building - 0.3%
    CRH America, Inc., 6.95s, 2012                                $     8,021       $    8,060,463
    Hanson PLC, 7.875s, 2010                                           12,525           12,862,173
                                                                                    --------------
                                                                                    $   20,922,636
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    News America Holdings, Inc., 6.703s, 2034                     $    12,847       $   13,031,611
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.2%
    Cendant Corp., 6.875s, 2006                                   $    16,584       $   15,746,840
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.2%
    American Airlines Pass-Through Trust, 6.855s, 2010            $     4,336       $    4,417,801
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                 2,181            2,218,043
    BCF LLC, 7.75s, 2026##                                              3,051            2,090,197
    Bear Stearns Commercial Mortgage Securities, Inc.,
      6.8s, 2008                                                       10,380           10,762,973
    Chase Commercial Mortgage Securities Corp., 7.543s,
      2009                                                              3,154            3,346,303
    Chase Commercial Mortgage Securities Corp., 6.39s,
      2030                                                             10,029           10,218,505
    Chase Mortgage Finance Trust, 6s, 2017                             18,446           18,240,976
    Commerce 2000, 2.2s, 2002##                                         1,463            1,462,326
    Commerce 2000, 2.12s, 2011                                          6,112            6,107,099
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2019                                                      7,863            7,290,713
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                      5,739            5,468,227
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                      5,500            5,472,169
    Criimi Mae Corp., 6.701s, 2030##                                    4,350            4,124,009
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                           17,960           18,931,816
    GMAC Commercial Mortgage Securities, Inc., 3.898s,
      2013                                                              7,523            7,510,070
    GS Mortgage Securities Corp. II, 6.06s, 2030                       14,792           15,037,632
    Independant National Mortgage Corp., 7s, 2026                       7,709            7,760,033
    Istar Receivables Trust, 2.2s, 2022                                   783              782,658
    Merrill Lynch Mortgage Investors, Inc., 8.41s,
      2022+                                                             5,410            5,545,330
    Morgan Stanley DeanWitter Capital, 3.39s, 2013##                   14,452           14,428,824
    Residential Accredit Loans, Inc., 6.75s, 2028                      21,246           21,139,770
    Residential Accredit Loans, Inc., 7s, 2028                          9,068            9,155,064
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                  5,940            6,227,719
                                                                                    --------------
                                                                                    $ 187,738,257
--------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Raytheon Co., 6.45s, 2002                                     $    25,479       $   25,767,422
--------------------------------------------------------------------------------------------------
  Electrical Equipment
    American Tower Corp., 5s, 2010                                $     1,696       $      932,800
--------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    EDO Corp., 5.25s, 2007##                                      $     3,500       $    3,873,555
    LSI Logic Corp., 4s, 2006##                                         1,496            1,439,900
                                                                                    --------------
                                                                                    $    5,313,455
--------------------------------------------------------------------------------------------------
  Energy - Independent - 0.1%
    Anadarko Finance Co., 6.75s, 2011                             $     6,407       $    6,431,923
--------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 7.3s, 2031                                $     9,075       $    8,927,259
    Conoco Funding Co., 6.35s, 2011                                    11,746           11,644,280
                                                                                    --------------
                                                                                    $   20,571,539
--------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    Time Warner, Inc., 10.15s, 2012                               $    17,570       $   21,434,873
    Time Warner, Inc., 6.875s, 2018                                     4,532            4,269,370
                                                                                    --------------
                                                                                    $   25,704,243
--------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Certificates Funding Corp., 6.716s, 2004                      $    22,644       $   23,601,501
    Citibank Credit Card Issuance Trust, 6.65s, 2008                   17,900           18,406,486
    Countrywide Home Loans, Inc., 6.85s, 2004                          16,233           16,952,609
    Countrywide Home Loans, Inc., 5.5s, 2006                            6,985            6,868,350
    Ford Credit Auto Owner Trust, 6.42s, 2003                           6,447            6,598,053
    Ford Motor Credit Co., 6.875s, 2006                                20,818           20,693,508
    Ford Motor Credit Co., 7.375s, 2009                                13,788           13,524,925
    Ford Motor Credit Co., 7.875s, 2010                                 7,285            7,320,260
    General Motors Acceptance Corp., 5.36s, 2004                       15,046           14,953,693
    General Motors Acceptance Corp., 6.875s, 2011                       8,701            8,473,730
    General Motors Acceptance Corp., 7.25s, 2011                        8,902            8,875,027
    General Motors Acceptance Corp., 7s, 2012                           5,757            5,691,773
    General Motors Acceptance Corp., 8s, 2031                           5,883            5,916,827
    Household Finance Corp., 7.875s, 2007                              14,265           15,116,906
    Prudential Funding LLC, 6.6s, 2008                                 13,339           13,412,631
    Salton Sea Funding Corp., 7.84s, 2010                               7,270            6,857,282
    Salton Sea Funding Corp., 8.3s, 2011                                1,228            1,148,794
    SunAmerica Institutional, 5.75s, 2009                               9,589            9,378,627
                                                                                    --------------
                                                                                    $  203,790,982
--------------------------------------------------------------------------------------------------
  Financial Services - 1.6%
    AIG Sunamerica Global Financing II, 7.6s, 2005##              $    10,863       $   11,676,639
    AIG Sunamerica Global Financing IV, 5.85s, 2006##                  15,839           16,132,655
    Citigroup, Inc., 7.25s, 2010                                       17,444           18,356,147
    General Electric Capital Corp., 7.5s, 2005                         12,300           13,113,522
    General Electric Capital Corp., 8.7s, 2007                          9,646           10,905,275
    General Electric Capital Corp., 8.75s, 2007                         3,073            3,477,837
    General Electric Capital Corp., 8.85s, 2007                         4,572            5,155,616
    Lehman Brothers Holdings, 7.75s, 2005                               6,149            6,448,764
    Morgan (JP) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                                      4,018            4,126,184
    Morgan Stanley Group, Inc., 6.1s, 2006                             19,568           19,964,448
    Sprint Capital Corp., 5.7s, 2003                                    9,476            9,110,795
    Sprint Capital Corp., 6s, 2007                                      9,719            8,873,738
    Sprint Capital Corp., 8.375s, 2012##                                6,366            6,265,672
    Sprint Capital Corp., 6.875s, 2028                                  4,595            3,665,018
                                                                                    --------------
                                                                                    $  137,272,310
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.2%
    Kellogg Co., 6s, 2006                                         $     7,855       $    7,934,461
    Tyson Foods, Inc., 8.25s, 2011##                                    8,971            9,509,170
                                                                                    --------------
                                                                                    $   17,443,631
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    MeadWestvaco Corp., 6.85s, 2012                               $     5,401       $    5,354,876
    Weyerhaeuser Co., 6.75s, 2012##                                     6,843            6,721,058
    Weyerhaeuser Co., 7.375s, 2032##                                    4,934            4,811,143
                                                                                    --------------
                                                                                    $   16,887,077
--------------------------------------------------------------------------------------------------
  Gaming - 0.1%
    Harrahs Operating, Inc., 7.125s, 2007                         $     5,634       $    5,718,871
--------------------------------------------------------------------------------------------------
  Housing - 0.2%
    Residential Funding Mortgage Securities I, Inc.,
      6s, 2016                                                    $    16,735       $   16,468,069
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                                       2,207            2,218,546
                                                                                    --------------
                                                                                    $   18,686,615
--------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Ohio Casualty Corp., 5s, 2022##                               $     2,600       $    2,785,900
    St Paul Cos., Inc., 5.75s, 2007                                     5,913            5,852,214
                                                                                    --------------
                                                                                    $    8,638,114
--------------------------------------------------------------------------------------------------
  Media - Cable - 0.2%
    Comcast Cable Commerce, Inc., 6.875s, 2009                    $    10,402       $   10,303,035
    Comcast Cable Communications, 6.75s, 2011                           6,630            6,432,095
                                                                                    --------------
                                                                                    $   16,735,130
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.4%
    HealthSouth Corp., 6.875s, 2005                               $     7,277       $    7,167,845
    HealthSouth Corp., 7.375s, 2006                                     6,785            6,801,962
    Tenet Healthcare Corp., 6.375s, 2011                               24,122           23,141,055
                                                                                    --------------
                                                                                    $   37,110,862
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.3%
    Dynegy Holdings, Inc., 6.875s, 2011                           $     3,260       $    3,045,525
    Kinder Morgan Energy Partners, 6.75s, 2011                         12,647           12,421,378
    Kinder Morgan Energy Partners, 7.4s, 2031                           6,690            6,506,426
                                                                                    --------------
                                                                                    $   21,973,329
--------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Kerr McGee Corp., 5.25s, 2010                                 $     1,280       $    1,520,000
    Phillips Petroleum Co., 8.5s, 2005                                  6,703            7,328,055
                                                                                    --------------
                                                                                    $    8,848,055
--------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Devon Financing Corp. ULC, 6.875s, 2011                       $    30,976       $   30,126,018
    Occidental Petroleum Corp., 6.75s, 2002                             1,712            1,745,384
    Occidental Petroleum Corp., 6.4s, 2003                              1,245            1,263,476
    Oryx Energy Co., 8s, 2003                                           2,000            2,086,460
                                                                                    --------------
                                                                                    $   35,221,338
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    USA Waste Services, Inc., 7s, 2004                            $    20,323       $   20,725,192
    USA Waste Services, Inc., 7s, 2028                                  4,712            4,213,141
    Waste Management, Inc., 6.625s, 2002                                8,455            8,511,226
    Waste Management, Inc., 7.375s, 2010                               13,178           13,066,777
    WMX Technologies, Inc., 6.375s, 2003                                7,258            7,357,217
                                                                                    --------------
                                                                                    $   53,873,553
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    News America Holdings, Inc., 8.5s, 2005                       $     3,026       $    3,250,468
    News America Holdings, Inc., 7.3s, 2028                             5,447            4,913,630
                                                                                    --------------
                                                                                    $    8,164,098
--------------------------------------------------------------------------------------------------
  Railroad - 0.2%
    Gatx Corp., 7.5s, 2007##                                      $     2,000       $    2,312,680
    Union Pacific Corp., 6.34s, 2003                                    7,211            7,440,238
    Union Pacific Corp., 5.84s, 2004                                   10,386           10,600,055
                                                                                    --------------
                                                                                    $   20,352,973
--------------------------------------------------------------------------------------------------
  Real Estate - 0.3%
    EOP Operating Ltd., 7.75s, 2007                               $     4,974       $    5,244,486
    Simon Property Group, Inc., 6.75s, 2004                            19,846           20,344,333
                                                                                    --------------
                                                                                    $   25,588,819
--------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    MGM Mirage, Inc., 8.5s, 2010                                  $     7,874       $    8,254,157
--------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Federated Department Stores, Inc., 8.5s, 2003                 $     9,959       $   10,396,101
--------------------------------------------------------------------------------------------------
  Supermarket - 0.2%
    Delhaize America, Inc., 9s, 2031                              $    12,880       $   14,459,680
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    AT&T Wireless Services, Inc., 7.35s, 2006                     $     8,443       $    8,471,115
    Citizens Communications Co., 8.5s, 2006                            10,739           11,177,581
    Citizens Communications Co., 7.625s, 2008                          10,609           10,456,973
    Sprint Capital Corp., 7.125s, 2006                                  3,283            3,155,948
    TCI Communications Financing III, 9.65s, 2027                      21,070           22,614,853
    Telecomunicaciones de Puerto Rico, Inc., 6.65s,
      2006                                                              5,862            5,825,749
    United Telecommunications Co., 9.5s, 2003                           6,806            6,792,320
    Worldcom, Inc., 6.5s, 2004                                          9,003            8,105,491
    Worldcom, Inc., 6.4s, 2005                                         22,571           19,726,377
    Worldcom, Inc., 7.5s, 2011                                          9,039            7,442,712
    Worldcom, Inc., 8.25s, 2031                                        10,625            8,449,319
                                                                                    --------------
                                                                                    $  112,218,438
--------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Belo Corp., 7.75s, 2027                                       $     6,863       $    6,063,358
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 13.4%
    Federal Home Loan Mortgage Corp., 3.875s, 2005                $    19,387       $   19,047,728
    Federal Home Loan Mortgage Corp., 5.5s, 2006                       21,058           21,354,076
    Federal Home Loan Mortgage Corp., 6s, 2011                          8,500            8,469,485
    Federal Home Loan Mortgage Corp., 6.5s, 2015                        1,096            1,117,069
    Federal National Mortgage Assn., 5.25s, 2007                       19,225           19,167,902
    Federal National Mortgage Assn., 5.5s, 2006                       107,259          109,153,194
    Federal National Mortgage Assn., 5.722s, 2009                      16,001           15,836,621
    Federal National Mortgage Assn., 6s, 2005                         201,564          200,533,225
    Federal National Mortgage Assn., 6.5s, 2014                       330,227          330,117,478
    Federal National Mortgage Assn., 6.625s, 2010                      25,950           27,032,634
    Federal National Mortgage Assn., 7s, 2015                           6,336            6,571,025
    Federal National Mortgage Assn., 7.125s, 2005                      50,000           53,484,500
    Federal National Mortgage Assn., 7.5s, 2030                        96,352           99,903,832
    Government National Mortgage Assn., 6.5s, 2028                     45,570           45,639,703
    Government National Mortgage Assn., 7s, 2027                       50,332           51,446,380
    Government National Mortgage Assn., 7.5s, 2023                     52,288           54,488,228
    Government National Mortgage Assn., 8s, 2022                       60,946           64,376,247
    Small Business Administration, 8.8s, 2011                             170              185,283
    Student Loan Marketing Assn., 5s, 2004                             13,045           13,289,594
                                                                                    --------------
                                                                                    $1,141,214,204
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.5%
    U.S. Treasury Bonds, 5.375s, 2031                             $    92,474       $   86,795,171
    U.S. Treasury Bonds, 6.25s, 2023                                   66,327           67,933,440
    U.S. Treasury Bonds, 11.875s, 2003                                 40,000           45,300,000
    U.S. Treasury Notes, 3.5s, 2006                                   101,723           96,207,579
    U.S. Treasury Notes, 3.625s, 2004                                 135,819          135,564,339
    U.S. Treasury Notes, 4.875s, 2012                                  12,280           11,781,064
    U.S. Treasury Notes, 5s, 2011                                      43,090           41,649,070
    U.S. Treasury Notes, 6.75s, 2005                                   75,000           80,156,250
    U.S. Treasury Notes, 6.875s, 2006                                  68,205           73,587,057
                                                                                    --------------
                                                                                    $  638,973,970
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011                   $    12,574       $   11,921,975
    Cleveland Electric Illuminating Co., 9s, 2023                       8,396            8,580,040
    Commonwealth Edison Co., 8.5s, 2022                                 7,370            7,647,702
    DTE Energy Co., 7.05s, 2011                                         6,952            7,039,387
    Entergy Mississippi, Inc., 6.2s, 2004                               5,533            5,613,118
    Firstenergy Corp., 6.45s, 2011                                     14,864           13,610,519
    GGIB Funding Corp., 7.43s, 2011                                     3,628            3,627,847
    Gulf States Utilities Co., 8.25s, 2004                              2,781            2,931,174
    Kinder Morgan Energy Partners, 7.75s, 2032                          4,181            4,235,353
    Niagara Mohawk Power Corp., 7.25s, 2002                            11,797           12,013,279
    Niagara Mohawk Power Corp., 7.75s, 2006                            18,456           19,703,625
    Nisource Finance Corp., 7.5s, 2003                                 19,495           18,979,357
    Nisource Finance Corp., 7.875s, 2010                               25,372           24,322,361
    Northeast Utilities, 8.58s, 2006                                    5,963            6,259,926
    Northwestern Corp., 8.75s, 2012##                                   8,273            8,190,700
    NSTAR Co., 8s, 2010                                                 6,108            6,467,761
    PSEG Power LLC, 7.75s, 2011                                         9,321            9,557,409
    PSEG Power LLC, 8.625s, 2031                                       10,254           11,077,919
    Toledo Edison Co., 7.875s, 2004                                     5,783            6,023,168
    TXU Eastern Funding Co., 6.15s, 2002                                7,759            7,786,777
    Utilicorp United, Inc., 7s, 2004                                    3,499            3,496,970
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                      9,227            9,057,603
    Wisconsin Energy Corp., 5.875s, 2006                                8,137            8,137,814
                                                                                    --------------
                                                                                    $  216,281,784
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Coastal Corp., 6.2s, 2004                                     $    14,755       $   14,776,690
    Consolidated Natural Gas Co., 6.25s, 2011                           4,352            4,150,546
    Dominion Resources, Inc., 7.6s, 2003                                3,746            3,886,587
    Dominion Resources, Inc., 8.125s, 2010                             10,723           11,546,634
    Texas Gas Transmission Corp., 7.25s, 2027                           6,288            4,913,336
    Williams Gas Pipelines Central, Inc., 7.375s,
      2006##                                                            3,759            3,730,169
                                                                                    --------------
                                                                                    $   43,003,962
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Verizon New York, Inc., 6.875s, 2012                          $    34,307       $   34,193,787
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $3,347,447,188
--------------------------------------------------------------------------------------------------
Foreign Bonds - 0.9%
  Canada - 0.4%
    Abitibi Consolidated, Inc., 8.55s, 2010
      (Forest & Paper Products)                                   $    19,803       $   20,646,211
    Hydro Quebec, 6.3s, 2011 (Energy)                                  16,520           16,597,479
                                                                                    --------------
                                                                                    $   37,243,690
--------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 3.75s, 2003
      (Telecommunications)                                        $     7,730       $    7,750,685
--------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Republic of Italy, 4.625s, 2005                               $    18,800       $   18,697,841
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks and Credit Cos.)##                                        11,444           12,703,870
                                                                                    --------------
                                                                                    $   31,401,711
--------------------------------------------------------------------------------------------------
  Norway
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit
      Cos.)##                                                     $     2,273       $    2,330,098
--------------------------------------------------------------------------------------------------
  Singapore
    Singapore Telecommunications, 6.375s, 2011
      (Telecommunications)##                                      $     3,306       $    3,278,656
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $   82,004,840
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,446,256,477)                                       $3,429,452,028
--------------------------------------------------------------------------------------------------
Preferred Stocks - 0.1%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Financial Institutions - 0.1%
    Newell Financial Trust I, 5.25%                                    80,400       $    3,306,450
--------------------------------------------------------------------------------------------------
  Utilities - Electric
    CMS Energy Corp., 8.75%                                            80,000       $    2,032,000
--------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $6,021,050)                                $    5,338,450
--------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 2.5%
--------------------------------------------------------------------------------------------------
U.S. Stocks - 2.5%
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.25%                                      88,300       $   10,784,962
--------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Ford Motor Co. Capital Trust II, 6.5%                               6,900       $      388,056
    General Motors Corp., 5.25%*                                      545,590           14,910,975
                                                                                    --------------
                                                                                    $   15,299,031
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    Sovereign Bancorp, Inc. 7.5%                                       40,000       $    3,155,000
    Washington Mutual Capital Trust, 5.375%##                          80,000            3,870,000
                                                                                    --------------
                                                                                    $    7,025,000
--------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    Motorola, Inc., 7%                                                602,600       $   26,761,466
    Xerox Capital Trust II, 7.5%##                                     40,000            2,790,000
                                                                                    --------------
                                                                                    $   29,551,466
--------------------------------------------------------------------------------------------------
  Business Services
    EVI, Inc., 5%                                                      70,000       $    3,543,750
--------------------------------------------------------------------------------------------------
  Computer Software - Systems
    Electro Data Systems, 7.625%                                       60,000       $    3,033,000
--------------------------------------------------------------------------------------------------
  Containers
    Owens-Illinois, Inc., 4.75%                                       138,300       $    3,561,225
--------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Duke Energy Co., 8%                                               448,000       $   11,123,840
    Duke Energy Co., 8.25%                                             75,000            1,928,250
    NRG Energy, Inc., 6.5%                                             42,100              561,614
                                                                                    --------------
                                                                                    $   13,613,704
--------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Metlife Capital Trust I, 8%                                        30,000       $    2,935,500
    Travelers Property Casualty Corp., 4.5%*                          346,160            9,173,240
                                                                                    --------------
                                                                                    $   12,108,740
--------------------------------------------------------------------------------------------------
  Media - Cable - 0.1%
    Equity Security Trust I, 6.5%                                      84,700       $    2,922,997
    Equity Security Trust II, 6.25%                                   131,333            3,178,259
                                                                                    --------------
                                                                                    $    6,101,256
--------------------------------------------------------------------------------------------------
  Medical & Health Products
    Express Scripts Automatic Exchange Securities
      Trust, 7%                                                        12,500       $    1,262,500
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services
    Anthem, Inc., 6%                                                    3,140       $      228,592
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.4%
    Williams Cos., Inc., 9%*                                        1,213,330       $   31,097,648
--------------------------------------------------------------------------------------------------
  Oil Services
    Kerr McGee Corp., 5.5%                                             59,800       $    2,661,100
--------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Apache Corp., 6.5%                                                 50,000       $    2,597,500
    El Paso Corp., 5.58%                                               13,400              386,322
    El Paso Corp., 6.625%                                              74,150            2,289,752
                                                                                    --------------
                                                                                    $    5,273,574
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Tribune Co. 2%                                                     50,000       $    3,600,000
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Adelphia Communications Corp., 7.5%*                               80,000       $    1,490,000
    Cox Communications, Inc., 0.25%                                    92,000            4,609,200
    Cox Communications, Inc., 7.75%                                    17,600              633,600
    Qwest Trends Trust, 5.75%##                                        54,700            1,022,234
                                                                                    --------------
                                                                                    $    7,755,034
--------------------------------------------------------------------------------------------------
  Telecommunications & Cable
    Comcast Corp. 2%                                                                $         8,65
                                                                       27,700                    4
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    AES Trust III, 6.75%                                               58,800       $    1,323,000
    AES Trust VII, 6%##                                                16,700              325,650
    Calpine Capital Trust, 5.75%                                       15,000              705,000
    CMS Energy Corp., 8.75%                                            30,300              895,365
    NiSource, Inc., 7.75%                                             416,800           18,676,808
    TXU Corp., 8.75%                                                  161,600            9,178,880
    TXU Corp., 9.25%                                                   76,600            2,196,888
                                                                                    --------------
                                                                                    $   33,301,591
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    Dominion Resources, Inc., 8.75%*                                   55,000       $    2,923,800
    Dominion Resources, Inc., 9.5%                                    178,300           10,952,969
    El Paso Energy Capital Trust I, 4.75%                              40,000            1,751,600
    Semco Energy, Inc., 11%                                           118,700            1,023,787
                                                                                    --------------
                                                                                    $   16,652,156
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $  206,462,983
--------------------------------------------------------------------------------------------------
Foreign Stocks
  Australia
    QBE Insurance Group Ltd., 8% (Insurance)##                         30,000       $    1,271,100
--------------------------------------------------------------------------------------------------
  Bermuda
    Ace Ltd., 8.25% (Insurance)                                        38,000       $    2,850,000
--------------------------------------------------------------------------------------------------
  Canada
    Canadian National Railway Co., 5.25% (Railroad)                    40,300       $    2,639,650
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $    6,760,750
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$209,645,110)                                                                       $  213,223,733
--------------------------------------------------------------------------------------------------

Convertible Bonds - 1.8%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 1.7%
  Biotechnology
    Cephalon, Inc., 5.25s, 2006##                                 $     1,500       $    1,606,875
--------------------------------------------------------------------------------------------------
  Business Services
    SPX Corp., 0s, 2021##                                         $       710       $      538,713
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.1%
    CBRL Group, Inc., 0s, 2032##                                  $    10,980       $    4,494,114
--------------------------------------------------------------------------------------------------
  Computer Software - 0.1%
    Computer Associates International, Inc., 5s, 2007##           $     5,500       $    6,297,500
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    Acxiom Corp., 3.75s, 2009##                                   $     1,000       $    1,150,000
    Analog Devices, Inc., 4.75s, 2005##                                10,460            9,923,925
    Sandisk Corp., 4.5s, 2006##                                         2,000            2,777,500
                                                                                    --------------
                                                                                    $   13,851,425
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Loews Corp., 3.125s, 2007                                     $     6,700       $    5,686,625
--------------------------------------------------------------------------------------------------
  Construction Services
    Shaw Group, Inc., 0s, 2021##                                  $     1,650       $      905,438
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Tyco International Ltd., 0s, 2020##                           $     3,100       $    2,080,875
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 6.25s, 2009##                           $     1,790       $    1,108,690
    Atmel Corp., 0s, 2018                                               2,000            1,222,500
    Atmel Corp., 0s, 2021##                                            10,400            3,510,000
                                                                                    --------------
                                                                                    $    5,841,190
--------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Farichild Semiconductor, 5s, 2008##                           $     1,996       $    2,461,327
    Photronics, Inc., 4.75s, 2006##                                     1,000            1,173,750
    SCI Systems, Inc., 3s, 2007                                         1,500            1,136,250
                                                                                    --------------
                                                                                    $    4,771,327
--------------------------------------------------------------------------------------------------
  Energy
    Devon Energy Corp., 0s, 2020##                                $     3,300       $    1,555,290
--------------------------------------------------------------------------------------------------
  Energy - Independent
    Calpine Corp., 4s, 2006##                                     $     1,000       $      948,750
--------------------------------------------------------------------------------------------------
  Entertainment
    Carnival Corp., 2s, 2021##                                    $     1,500       $    1,573,125
    Royal Caribbean Cruises Ltd., 0s, 2021                              5,000            2,013,000
                                                                                    --------------
                                                                                    $    3,586,125
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Navistar Financial Corp., 4.75s, 2009##                       $     4,600       $    4,778,250
--------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Bell Atlantic Financial Services, Inc., 4.25s,
      2005##                                                      $     2,000       $    1,992,500
    Lehman Brothers Holdings, Inc., 8.25s, 2007                        19,418           21,250,088
                                                                                    --------------
                                                                                    $   23,242,588
--------------------------------------------------------------------------------------------------
  Food & Beverage Products
    Fleming Cos., Inc., 5.25s, 2009##                             $     1,000       $      962,500
--------------------------------------------------------------------------------------------------
  Insurance
    PMI Group, Inc., 2.5s, 2021##                                 $     1,500       $    1,642,500
    Swiss Re America Holding, 3.25s, 2021##                             2,490            2,287,812
                                                                                    --------------
                                                                                    $    3,930,312
--------------------------------------------------------------------------------------------------
  Media - Cable
    Charter Communications, Inc., 4.75s, 2006                     $     3,500       $    2,779,000
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.1%
    Community Health Systems, Inc., 4.25s, 2008                   $     1,997       $    1,882,173
    Health Management Associates, Inc., 0s, 2020##                      3,500            2,397,500
    Solectron Corp., 0s, 2020                                           5,700            2,600,910
                                                                                    --------------
                                                                                    $    6,880,583
--------------------------------------------------------------------------------------------------
  Metals & Minerals
    Freeport McMoran Copper & Gold, 8.25s, 2006##                 $     1,500       $    2,160,150
--------------------------------------------------------------------------------------------------
  Oil Services
    Global Marine, Inc., 0s, 2020                                 $     2,000       $    1,037,500
--------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Diamond Offshore Drilling, Inc., 0s, 2020##                   $     4,000       $    2,040,000
    Diamond Offshore Drilling, Inc., 1.5s, 2031##                       1,430            1,320,963
    Transocean Sedco Forex, Inc., 0s, 2020                              1,700            1,013,625
    Transocean Sedco Forex, Inc., 1.5s, 2021                            2,000            1,782,500
                                                                                    --------------
                                                                                    $    6,157,088
--------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Brinker International, Inc., 0s, 2021##                       $     1,800       $    1,199,250
    Hilton Hotels Corp., 5s, 2006                                       7,900            7,466,290
                                                                                    --------------
                                                                                    $    8,665,540
--------------------------------------------------------------------------------------------------
  Retail
    Anntaylor Stores Corp., 0s, 2019##                            $     4,000       $    2,610,000
--------------------------------------------------------------------------------------------------
  Special Products & Services
    Sunrise Assisted Living, 5.25s, 2009##                        $     1,900       $    1,825,197
--------------------------------------------------------------------------------------------------
  Technology
    WebMD Corp., 3.25s, 2007##                                    $     2,800       $    2,772,000
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Adaptec, Inc., 3s, 2007##                                     $     1,000       $    1,088,750
    Agilent Technologies, Inc., 3s, 2021##                              2,000            2,500,000
    Amdocs Ltd., 2s, 2008##                                             5,000            4,367,500
    Cox Communications, Inc., 0s, 2020                                  6,500            2,713,750
    Echostar Communications Corp., 4.875s, 2007##                       3,405            3,073,861
    Echostar Communications Corp., 5.75s, 2008##                        5,000            4,650,000
    Riverstone Networks, Inc., 3.75s, 2006##                            2,000            1,460,000
    Verizon Global Funding Corp., 0s, 2021##                            5,500            2,949,375
                                                                                    --------------
                                                                                    $   22,803,236
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $  142,768,191
--------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada - 0.1%
    Four Seasons Hotels, Inc., 0s, 2029 (Restaurants &
      Lodging)                                                    $     4,982       $    1,681,425
    Nortel Networks Corp., 4.25s, 2008 (Computer
      Software)##                                                       2,000            1,389,600
                                                                                    --------------
                                                                                    $    3,071,025
--------------------------------------------------------------------------------------------------
  Netherlands
    ASM International N.V. 5s, 2005 (Electronics)##               $     2,000       $    3,010,000
--------------------------------------------------------------------------------------------------
  Singapore
    Chartered Semiconductor Manufacturing, 2.5s, 2006
      (Electronics)                                               $     2,000       $    2,035,000
--------------------------------------------------------------------------------------------------
  United Kingdom
    Hutchison Whampoa International Ltd., 2s, 2004
      (Computer Software - Systems)##                             $     3,000       $    2,857,500
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $   10,973,525
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $149,698,236)                             $  153,741,716
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.2%
--------------------------------------------------------------------------------------------------
    Cargill, Inc., due 4/01/02                                    $        12       $       12,000
    Center Asset Trust, due 4/01/02                                    46,886           46,886,000
    Citigroup, Inc., due 4/04/02 - 4/12/02                             10,300           10,295,893
    Delaware Funding Corp., due 4/02/02(+)                             50,600           50,597,358
    Edison Asset Securitization LLC, due 4/01/02 -
      4/03/02(+)                                                       64,147           64,141,622
    Falcon Asset Securitization, due 4/16/02(+)                        17,300           17,286,809
    Ford Motor Credit Corp., due 4/08/02 - 4/15/02                     19,700           19,686,096
    General Motors Acceptance Corp., due 4/09/02                       29,100           29,085,321
    Preferred Receivables Funding, due 4/12/02 -
      4/16/02(+)                                                       35,300           35,275,727
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $  273,266,826
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $8,056,394,921)                                 $8,633,236,164
Other Assets, Less Liabilities - (1.1)%                                                (92,122,666)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $8,541,113,498
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
MARCH 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,056,394,921) $8,633,236,164 Investments of cash collateral for securities loaned,
at identified cost and value                                   285,670,978
  Cash                                                             917,321
  Receivable for fund shares sold                               41,014,829
  Receivable for investments sold                               54,353,764
  Interest and dividends receivable                             55,496,668
  Other assets                                                      93,650
                                                           ---------------
      Total assets                                         $ 9,070,783,374
                                                           ---------------
Liabilities:
  Distributions payable                                    $    18,667,044
  Payable for fund shares reacquired                             9,799,996
  Payable for investments purchased                            213,122,597
  Collateral for securities loaned, at value                   285,670,978
  Payable to affiliates -
    Management fee                                                 510,219
    Administrative fee                                               7,535
    Shareholder servicing agent fee                                 92,793
    Distribution and service fee                                   555,404
  Accrued expenses and other liabilities                         1,243,310
                                                           ---------------
      Total liabilities                                    $   529,669,876
                                                           ---------------
Net assets                                                 $ 8,541,113,498
                                                           ===============

Net assets consist of:
  Paid-in capital                                          $ 8,028,043,354
  Unrealized appreciation on investments and translation
    of assets and liabilities
    in foreign currencies                                      576,827,613
  Accumulated net realized loss on investments and
    foreign
    currency transactions                                      (39,093,207)
  Accumulated distributions in excess of net investment
income                                                         (24,664,262)
                                                           ---------------
      Total                                                $ 8,541,113,498
                                                           ===============
Shares of beneficial interest outstanding                    579,858,452
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $4,853,940,066 / 329,635,267 shares of
     beneficial interest outstanding)                          $14.73
                                                               ======
  Offering  price  per  share  (100  / 95.25 of net asset
value per share)                                               $15.46
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,505,223,640 / 170,157,151 shares of
     beneficial interest outstanding)                          $14.72
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net  assets  of  $878,008,081 / 59,419,157 shares of
     beneficial interest outstanding)                          $14.78
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net  assets  of  $303,941,711 / 20,646,877 shares of
     beneficial interest outstanding)                          $14.72
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
----------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002
----------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                    $101,615,921
    Dividends                                                     42,048,063
    Foreign taxes withheld                                          (283,966)
                                                                ------------
      Total investment income                                   $143,380,018
                                                                ------------
  Expenses -
    Management fee                                              $ 13,299,611
    Trustees' compensation                                            56,571
    Shareholder servicing agent fee                                3,951,319
    Distribution and service fee (Class A)                         7,867,341
    Distribution and service fee (Class B)                        11,831,921
    Distribution and service fee (Class C)                         3,940,865
    Administrative fee                                               169,521
    Custodian fee                                                    936,483
    Printing                                                         382,547
    Postage                                                          415,266
    Auditing fees                                                     23,034
    Legal fees                                                         7,809
    Miscellaneous                                                  3,547,220
                                                                ------------
      Total expenses                                            $ 46,429,508
    Fees paid indirectly                                            (360,408)
                                                                ------------
      Net expenses                                              $ 46,069,100
                                                                ------------
        Net investment income                                   $ 97,310,918
                                                                ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -

    Investment transactions                                     $(41,050,776)
    Foreign currency transactions                                    (25,433)
                                                                ------------
      Net realized loss on investments and foreign
         currency transactions                                  $(41,076,209)
                                                                ------------

  Change in unrealized appreciation (depreciation) -

    Investments                                                 $547,481,808
    Translation of assets and liabilities in foreign
       currencies                                                    (10,387)
                                                                ------------
      Net unrealized gain on investments and foreign
          currency translation                                  $547,471,421
                                                                ------------
        Net realized and unrealized gain on investments
          and foreign currency                                  $506,395,212
                                                                ------------
          Increase in net assets from operations                $603,706,130
                                                                ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               MARCH 31, 2002          SEPTEMBER 30, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    97,310,918              $   194,147,803
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (41,076,209)                 250,941,275
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         547,471,421                 (523,472,761)
                                                             ---------------              ---------------
      Increase (decrease) in net assets from operations      $   603,706,130              $   (78,383,683)
                                                             ---------------              ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $   (69,553,708)             $  (121,792,214)
  From net investment income (Class B)                           (28,885,465)                 (52,874,818)
  From net investment income (Class C)                            (9,554,134)                 (14,734,995)
  From net investment income (Class I)                            (4,357,865)                  (4,745,776)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (106,115,382)                (130,671,629)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (56,021,579)                 (73,604,932)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (18,324,346)                 (18,394,933)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (5,210,957)                  (2,069,610)
  In excess of net investment income (Class A)                          --                     (3,850,344)
  In excess of net investment income (Class B)                          --                     (1,671,586)
  In excess of net investment income (Class C)                          --                       (465,833)
  In excess of net investment income (Class A)                          --                       (150,033)
                                                             ---------------              ---------------
      Total distributions declared to shareholders           $  (298,023,436)             $  (425,026,703)
                                                             ---------------              ---------------

Net increase in net assets from fund
  share transactions                                         $   979,786,912              $ 1,626,144,634
                                                             ---------------              ---------------
      Total increase in net assets                           $ 1,285,469,606              $ 1,122,734,248
Net assets:
  At beginning of period                                       7,255,643,892                6,132,909,644
                                                             ---------------              ---------------

At end of period (including accumulated distributions
in excess of net investment income of $24,664,262 and
$9,624,008, respectively)                                    $ 8,541,113,498              $ 7,255,643,892
                                                             ===============              ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2002            2001          2000        1999        1998        1997
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $14.17          $15.19        $14.57      $16.06      $16.92      $15.03
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations#(S)-
  Net investment income                               $ 0.20           $0.46        $ 0.48      $ 0.53      $ 0.57      $ 0.60
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    0.93           (0.45)         1.55        0.56        0.53        2.94
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 1.13          $ 0.01        $ 2.03      $ 1.09      $ 1.10      $ 3.54
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.22)         $(0.47)       $(0.47)     $(0.51)     $(0.58)     $(0.59)
  From net realized gain on investments and
    foreign currency transactions                      (0.35)          (0.55)        (0.94)      (2.07)      (1.37)      (1.06)
  In excess of net investment income                    --             (0.01)         --          --         (0.01)       --
                                                      ------          ------        ------      ------      ------      ------

      Total distributions declared to
        shareholders                                  $(0.57)         $(1.03)       $(1.41)     $(2.58)     $(1.96)     $(1.65)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.73          $14.17        $15.19      $14.57      $16.06      $16.92
                                                      ======          ======        ======      ======      ======      ======
Total return(+)                                         8.14%++        (0.10)%       15.06%       7.06%       6.98%      25.27%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                            0.91%+          0.88%         0.90%       0.89%       0.90%       0.93%
  Net investment income(S)                              2.67%+          3.09%         3.36%       3.45%       3.44%       3.84%
Portfolio turnover                                        48%             97%          112%        151%        126%        143%
Net assets at end of period (000,000 Omitted)         $4,854          $4,121        $3,570      $3,699      $3,503      $3,199

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended March
    31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains per share by
    $0.01, and decrease the ratio of net investment income to average net assets by 0.11%. Per share, ratios and supplemental data for periods prior to September 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2002            2001          2000        1999        1998        1997
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $14.17          $15.18        $14.57      $16.05      $16.92      $15.02
                                                      ------          ------        ------      ------      ------      ------

Income from investment operations#(S) -
  Net investment income                               $ 0.15          $ 0.37        $ 0.39      $ 0.43      $ 0.46      $ 0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    0.93           (0.45)         1.54        0.58        0.53        2.95
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 1.08          $(0.08)       $ 1.93      $ 1.01      $ 0.99      $ 3.45
                                                      ------          ------        ------      ------      ------      ------

Less distributions declared to shareholders -
  From net investment income                          $(0.18)         $(0.37)       $(0.38)     $(0.42)     $(0.48)     $(0.49)
  From net realized gain on investments and
    foreign currency transactions                      (0.35)          (0.55)        (0.94)      (2.07)      (1.37)      (1.06)
  In excess of net investment income                    --             (0.01)         --          --         (0.01)       --
                                                      ------          ------        ------      ------      ------      ------

      Total distributions declared to
        shareholders                                  $(0.53)         $(0.93)       $(1.32)     $(2.49)     $(1.86)     $(1.55)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.72          $14.17        $15.18      $14.57      $16.05      $16.92
                                                      ======          ======        ======      ======      ======      ======
Total return                                            7.72%++        (0.67)%       14.24%       6.43%       6.22%      24.51%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                            1.56%+          1.53%         1.54%       1.54%       1.55%       1.60%
  Net investment income(S)                              2.03%+          2.46%         2.71%       2.80%       2.80%       3.17%
Portfolio turnover                                        48%             97%          112%        151%        126%        143%
Net assets at end of period (000,000 Omitted)         $2,505          $2,226        $2,014      $2,217      $1,984      $1,707

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the six-months ended March
    31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains per share by
    $0.01, and decrease the ratio of net investment income to average net assets by 0.11%. Per share, ratios and supplemental data for periods prior to September 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2002            2001          2000        1999        1998        1997
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $14.22          $15.23        $14.61      $16.10      $16.96      $15.06
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations#(S) -
  Net investment income                               $ 0.15          $ 0.37        $ 0.39      $ 0.43      $ 0.46      $ 0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    0.94           (0.45)         1.55        0.57        0.53        2.95
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 1.09          $(0.08)       $ 1.94      $ 1.00      $ 0.99      $ 3.45
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.18)         $(0.37)       $(0.38)     $(0.42)     $(0.47)     $(0.49)
  From net realized gain on investments and
    foreign currency transactions                      (0.35)          (0.55)        (0.94)      (2.07)      (1.37)      (1.06)
  In excess of net investment income                    --             (0.01)         --          --         (0.01)       --
                                                      ------          ------        ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(0.53)         $(0.93)       $(1.32)     $(2.49)     $(1.85)     $(1.55)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.78          $14.22        $15.23      $14.61      $16.10      $16.96
                                                      ======          ======        ======      ======      ======      ======
Total return                                            7.76%++        (0.68)%       14.27%       6.41%       6.27%      24.39%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                            1.56%+          1.53%         1.54%       1.54%       1.55%       1.60%
  Net investment income(S)                              2.03%+          2.45%         2.70%       2.80%       2.80%       3.16%
Portfolio turnover                                        48%             97%          112%        151%        126%        143%
Net assets at end of period (000,000 Omitted)           $878            $702          $497        $508        $336        $190

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended March
    31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains per share by
    $0.01, and decrease the ratio of net investment income to average net assets by 0.11%. Per share, ratios and supplemental data for periods prior to September 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED       --------------------------------------------------------
                                              MARCH 31, 2002          2001         2000        1999        1998       1997*
                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                     CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $14.17        $15.19       $14.57      $16.06      $16.92      $14.70
                                                      ------        ------       ------      ------      ------      ------
Income from investment operations#(S) -
  Net investment income                               $ 0.22        $ 0.53       $ 0.53      $ 0.58      $ 0.63      $ 0.48
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    0.93         (0.47)        1.55        0.57        0.53        2.23
                                                      ------        ------       ------      ------      ------      ------
      Total from investment operations                $ 1.15        $ 0.06       $ 2.08      $ 1.15      $ 1.16      $ 2.71
                                                      ------        ------       ------      ------      ------      ------
Less distributions declared to
  shareholders -
  From net investment income                          $(0.25)       $(0.51)      $(0.52)     $(0.57)     $(0.64)     $(0.49)
  From net realized gain on investments and
    foreign currency transactions                      (0.35)        (0.55)       (0.94)      (2.07)      (1.37)       --
  In excess of net investment income                    --           (0.02)        --          --         (0.01)       --
                                                      ------        ------       ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(0.60)       $(1.08)      $(1.46)     $(2.64)     $(2.02)     $(0.49)
                                                      ------        ------       ------      ------      ------      ------
Net asset value - end of period                       $14.72        $14.17       $15.19      $14.57      $16.06      $16.92
                                                      ======        ======       ======      ======      ======      ======
Total return                                            8.25%++       0.25%       15.46%       7.43%       7.35%      18.69%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                            0.56%+        0.53%        0.55%       0.54%       0.55%       0.60%+
  Net investment income(S)                              3.03%+        3.43%        3.71%       3.84%       3.79%       4.16%+
Portfolio turnover                                        48%           97%         112%        151%        126%        143%
Net assets at end of period
 (000,000 Omitted)                                      $304          $207          $51         $48         $17         $16

  * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expenses reductions from directed brokerage and certain expense offset arrangements.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended March
    31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains per share by
    $0.01, and decrease the ratio of net investment income to average net assets by 0.11%. Per share, ratios and supplemental data for periods prior to September 30, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2002, the value of securities loaned was $274,876,421. These loans were collateralized by cash of $285,670,978 which was invested in the following short-term obligations:

                                                    PRINCIPAL  AMORTIZED COST
                                                       AMOUNT       AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     $258,858,478    $258,858,478
UBS Warburg LLC                                    26,812,500      26,812,500
                                                                 ------------
Total investments of cash collateral for
  securities loaned                                              $285,670,978
                                                                 ============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $249,324 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $111,084 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended September 30, 2001, and September 30, 2000, were as follows:

                                   SEPTEMBER 30, 2001        SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                      $292,374,874              $243,686,281
    Long-term capital gain                132,651,829               354,887,122
                                         ------------              ------------
Total distributions declared             $425,026,703              $598,573,403
                                         ============              ============

As of September 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $ 86,427,799
          Undistributed long-term capital gain          109,447,576
          Unrealized loss                               (16,443,865)
          Other temporary differences                   (18,982,287)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

Effective January 1, 2002, the management fee is computed daily and paid monthly at the following annual rates:

    First $6.3 billion of average net assets                         0.35%
    Average net assets in excess of $6.3 billion                     0.34%

Prior to January 1, 2002, the management fee was computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
----------------------------------------  ------------------------------------
First $200 million                0.250%  First $14 million              3.57%
In excess of $200 million         0.212%  In excess of $14 million       3.04%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $841,508 for the six months ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $299,410 for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $82,713 and $55,734 for Class B and Class C shares, respectively, for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months, ended March 31, 2002, were $51,874, $1,331,800, and $63,612 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                   $2,025,995,420    $1,475,913,167
                                             --------------    --------------
Investments (non-U.S. government securities) $2,793,815,887    $2,110,559,234
                                             --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $8,110,758,199
                                                               --------------
Gross unrealized appreciation                                  $  706,213,628
Gross unrealized depreciation                                    (183,735,663)
                                                               --------------
    Net unrealized appreciation                                $  522,477,965
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED MARCH 31, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            128,192,256    $ 1,850,283,210        218,264,770    $ 3,276,812,525
Shares issued to shareholders in
  reinvestment of distributions         10,088,970        145,048,409         15,019,801        224,046,279
Shares reacquired                      (99,477,345)    (1,436,238,647)      (177,532,950)    (2,662,411,585)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        38,803,881    $   559,092,972         55,751,621    $   838,447,219
                                   ===============    ===============    ===============    ===============

Class B shares
                                      SIX MONTHS ENDED MARCH 31, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                             29,432,707    $   425,581,746         48,180,104    $   722,923,302
Shares issued to shareholders in
  reinvestment of distributions          5,109,995         73,453,428          7,898,245        117,630,251
Shares reacquired                      (21,519,620)      (311,108,710)       (31,600,139)      (473,061,137)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        13,023,082    $   187,926,464         24,478,210    $   367,492,416
                                   ===============    ===============    ===============    ===============

Class C shares
                                      SIX MONTHS ENDED MARCH 31, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                             12,297,749    $   178,369,558         20,854,266    $   314,572,333
Shares issued to shareholders in
  reinvestment of distributions          1,619,114         23,355,318          2,039,317         30,489,825
Shares reacquired                       (3,890,121)       (56,396,426)        (6,150,119)       (92,106,043)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                        10,026,742    $   145,328,450         16,743,464    $   252,956,115
                                   ===============    ===============    ===============    ===============

Class I shares
                                      SIX MONTHS ENDED MARCH 31, 2002         YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                             11,897,608    $   171,906,713         11,968,594    $   178,360,474
Shares issued to shareholders in
  reinvestment of distributions            606,286          8,718,025            465,805          6,959,350
Shares reacquired                       (6,450,397)       (93,185,712)        (1,209,466)       (18,070,940)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                         6,053,497    $    87,439,026         11,224,933    $   167,248,884
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $43,055 which is based on the average daily unused portion of the line of credit is included in interest expense. The fund had no significant borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2002 the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting .06% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                                 PRINCIPAL
DESCRIPTION                                                 DATE OF ACQUISITION     AMOUNT         COST        VALUE
--------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 8.481s, 2022                  June 1994  5,410,000   $4,212,463   $5,545,330

(8) Change in Accounting Principle
As required, effective October 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to October 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities.

The effect of this change for the six months ended March 31, 2002 was to decrease net investment income by $4,458,185, increase net unrealized appreciation by $4,330,772, and decrease net realized losses by $127,413. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) TOTAL RETURN FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

            NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55)                        ABBY M. O'NEILL (born 04/27/28) Trustee
Trustee, Chairman and President                           Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman        Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                               Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE                        General Partner (since 1993); Paragon Trade
(born 06/15/27) Trustee                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)                         ROBERT R. FLAHERTY (born 09/18/63)
Trustee, Chairman and President                           Assistant Treasurer
Massachusetts Financial Services Company, Chairman        Massachusetts Financial Services Company, Vice
and Chief Executive Officer                               President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk                   ELLEN MOYNIHAN (born 11/13/57)
Massachusetts Financial Services Company, Senior          Assistant Treasurer
Vice President and Associate General Counsel              Massachusetts Financial Services Company, Vice
                                                          President (since September 1996)
STEPHEN E. CAVAN (born 11/06/53)
Secretary and Clerk                                       JAMES O. YOST (born 06/12/60)
Mass Secretary                                            Assistant Treasurer
                                                          Massachusetts Financial Services Company, Senior
                                                          Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a
Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                       p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
LEAD PORTFOLIO MANAGER                                    individuals, call toll free: 1-800-637-6576 any
David M. Calabro+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+  MFS Investment Management

MFS(R) TOTAL RETURN FUND                                     -------------
                                                               PRSRT STD
[logo] M F S(R)                                              U.S. POSTAGE
INVESTMENT MANAGEMENT                                            PAID
                                                                  MFS
500 Boylston Street                                          -------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MTR-3 5/02 408M 15/215/315/815